                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT  []

CHECK THE APPROPRIATE BOX:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               M.S.B. FUND, INC.
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

===========================
          M.S.B.
        FUND, INC.
===========================
200 PARK AVENUE, 15TH FLOOR WEST
NEW YORK, NY 10166

                                                     NOTICE OF ANNUAL MEETING
                                                      OF STOCKHOLDERS TO BE HELD
                                                          APRIL 17, 1997
                                                     ---------------------------

To the Stockholders of M.S.B. FUND, INC.:

     The Annual Meeting of Stockholders of M.S.B. FUND, INC. (the "Fund") will be held at The Sky Club, 56th Floor, 200 Park Avenue, New York, New York on Thursday, April 17, 1997 at 1:00 P.M. for the following purposes:

        -  To elect a total of five directors (Proposal 1);

        - To consider and vote upon a proposal to ratify the selection of the firm of KPMG Peat Marwick LLP as independent auditors of the Fund for the fiscal year ending December 31, 1997 (Proposal 2); and

        - To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 28, 1997 will be entitled to vote at the meeting or any adjournment thereof.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. If you attend the meeting and wish to vote in person, your proxy will not be used.

                                               By Order of the Board of
                                               Directors

                                               Edward E. Sammons, Jr.
                                               Edward E. Sammons, Jr.
                                               Secretary

March 11, 1997

                               M.S.B. FUND, INC.

                        200 PARK AVENUE, 15TH FLOOR WEST

                            NEW YORK, NEW YORK 10166

                               ------------------

                                PROXY STATEMENT
                                      FOR

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 17, 1997

                               ------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of M.S.B. Fund, Inc. (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund to be held at The Sky Club, 56th Floor, 200 Park Avenue, New York, New York on Thursday, April 17, 1997, at 1:00 P.M. and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy card are being mailed to stockholders for the first time on or about March 11, 1997.

     If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. Revocation may be made in writing to the Secretary of the Fund (by execution of a proxy bearing a later date or otherwise) or orally by a stockholder present at the meeting. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy. If no such instructions are specified, the proxy will be voted for the election of the directors nominated herein (see Proposal 1) and for Proposal 2 described in this Proxy Statement.

     Stockholders of record at the close of business on February 28, 1997 will be entitled to vote at the meeting and any adjournment thereof. The Fund had outstanding 2,603,242 voting shares on such date. Each full share held by a stockholder is entitled to one vote. Fractional share credits held by a stockholder do not have voting rights. As to each matter presented to a vote of stockholders, including the election of directors, shares present at the meeting in person or by represented proxy which abstain on a matter or are not voted because the proxyholder has not received necessary authorization will be counted in determining the presence of a quorum but will not be counted as for or against the matter and will not be counted in the number of votes cast for purposes of determining whether the approval of any required percentage of shares voting at the Annual Meeting has been obtained.

     A plurality of the votes cast at the Annual Meeting is required to elect a director. Approval of Proposal 2 will require the affirmative vote of a majority of the votes cast at the Annual Meeting.

     Although the Annual Meeting is called to transact any other business that may properly come before it, the management of the Fund does not intend to present, and at the date hereof has no information that others will present, any matters other than Proposals 1 and 2. However, stockholders are being asked on the enclosed proxy card to authorize the persons named therein to vote with respect to any additional matters that properly come before the Annual Meeting, including all matters incidental to the conduct of the Annual Meeting. If any such matters do properly come before the Annual Meeting, it is the intention of the persons named in the proxies to vote said proxies in accordance with their best judgment.

     A majority of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. In the event that a quorum is not present, or if sufficient votes in favor of any proposal are not received by the time of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment of the Annual Meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Annual Meeting to be adjourned and will not require any further notice to stockholders other than announcement at the meeting of the time and place to which the meeting is adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of all proposals. They will vote against any such adjournment those proxies required to be voted against or to abstain from voting on any proposal.

     The Fund will bear the cost of this solicitation. In order to obtain a quorum at the Annual Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplemental solicitation, if any, will be nominal.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. If you attend the meeting and wish to vote in person, your proxy will not be used.

                   MATTERS TO COME BEFORE THE ANNUAL MEETING

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The by-laws of the Fund provide that the Board of Directors shall consist of the number of directors established from time to time by vote of a majority of the entire Board of Directors which number has been set at eleven, all of whom must be stockholders, and shall be divided into three classes, which shall be as nearly equal in number as possible and no one of which shall include less than three directors. Directors of each class serve for terms of three years with the terms of the respective classes expiring at successive annual meetings of the Fund. As a result of this arrangement, only the directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors.

     At the Annual Meeting, four directors will be elected to serve for complete terms of three years each expiring in 2000 and one director will be elected to fill the unexpired term of Gilbert O. Robert expiring in 1999. Six directors will continue to serve in accordance with the terms for which they were previously elected. All directors elected shall serve until their successors shall have been elected and qualified.

     Proxies will be voted for the election of each of the nominees unless instructions are given on the proxy card to withhold authority to vote for one or more of the nominees. All of the nominees have agreed to serve as directors of the Fund.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR LISTED BELOW.

     The name, age, principal occupations for the past five years and other business experience of each director and nominee for election as a director are set forth below.

NOMINEE FOR ELECTION AS DIRECTOR FOR TERM EXPIRING 1999

TIMOTHY A. DEMPSEY, age 63
     President and Chief Executive Officer
     The Warwick Savings Bank

Mr. Dempsey has been President and Chief Executive Officer of The Warwick Savings Bank since 1985. Mr. Dempsey also serves as a director and as Executive Vice President of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc., each of which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management Co. acts as investment adviser.

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING 2000

+DAVID F. HOLLAND, age 55

     Chairman, President and Chief Executive Officer
     Boston Federal Savings Bank

Mr. Holland has been President and Chief Executive Officer of Boston Federal Savings Bank since 1986 and Chairman of the Board of Boston Federal Savings Bank since 1989 and has been Chairman and Chief Executive Officer of its holding company, BostonFed Bancorp Inc. since its inception in 1995. Mr. Holland also serves as a director of Asset Management Fund, Inc., which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management Co. acts as investment adviser, Chairman of America's Community Banking Partners, Inc., director of ACB Investment Services, Inc., which owns through a subsidiary a 50% interest in the Fund's investment adviser and distributor, a director of NYCE Corporation and President of the Thrift Industry Advisory Council.

---------------

+ This nominee would be an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an affiliated person of the Fund's investment advisor.

GEORGE J. KELLY, age 74
     Formerly Consultant Savings Banks
     Association of New York State

Mr. Kelly first became a director in 1982. From July 1988 to June 1991, Mr. Kelly served as a consultant to the Savings Banks Association of New York State. Prior to June 1988, Mr. Kelly served as a Senior Vice President and Secretary of the Savings Banks Association of New York State. Mr. Kelly is retired. Mr. Kelly served as Treasurer of the Fund from 1987 to 1995.

NORMAN W. SINCLAIR, age 72
     Formerly Chairman of
     Lockport Savings Bank

Mr. Sinclair first became a director in 1988. Mr. Sinclair served as Chairman of Lockport Savings Bank from December 1988 to June 1994. Prior to June 1989, Mr. Sinclair had also served as Chief Executive Officer of Lockport Savings Bank. Mr. Sinclair is retired. Mr. Sinclair also serves as Treasurer and Secretary of Townline Bowl Inc., which owns and operates bowling lanes.

*IAN D. SMITH, age 72
     Formerly Senior Vice President and Managing

     Director of Apple Bank for Savings

Mr. Smith first became a director in 1982. Mr. Smith has served as Second Vice President of the Fund since 1994. He previously served as President of the Fund from March 1985 to March 1987. Mr. Smith is retired. He served as Senior Vice President and Managing Director of Apple Bank for Savings from July 1989 through August 1991. From 1983 to 1987, Mr. Smith served as Executive Vice President of Seamen's Bank for Savings, F.S.B.

     It is not contemplated that any nominee will be unable to serve, except as discussed below with respect to Mr. Kelly. If prior to the Annual Meeting a nominee should become unable to serve, the shares will be voted by the proxyholders for such other person that the Board of Directors recommends. The Fund's by-laws provide that a director may not continue in office after the first annual stockholders' meeting following the director's seventy-fifth birthday, except that this restriction may be waived by the Board of Directors to permit a director to serve the remainder of his term. Pursuant to this provision of the by-laws, Mr. Kelly, who has been nominated for a three-year term expiring in 2000 could not continue as a director of the Fund after the Fund's 1998 Annual Meeting of Stockholders absent a waiver by the Board of Directors. In such event, the resulting vacancy on the Board could be filled by the Board of Directors.

CONTINUING DIRECTORS

MALCOLM J. DELANEY, age 70                                    Term Expires 1998.
     Formerly President and Chief Executive Officer
     Eastchester Savings Bank

Mr. Delaney first became a director in 1988. In 1992 Mr. Delaney retired from Eastchester Savings, a division of Southold Savings Bank. From 1986 through 1992, Mr. Delaney served as President and Chief Executive Officer of Eastchester Savings Bank which was acquired by Southold Savings Bank, and he had served as a trustee of the bank since 1981. Mr. Delaney served as a director of North Fork Bancorporation, Inc. until August 1, 1996.

---------------

* This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

+HARRY P. DOHERTY, age 54                                     Term Expires 1999.
     Chairman and Chief Executive Officer
     Staten Island Savings Bank

Mr. Doherty first became a director in 1996. Mr. Doherty has been Chairman and Chief Executive Officer of Staten Island Savings Bank since 1990. Mr. Doherty also serves as a director and as President of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc., each of which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management Co. acts as investment adviser. Mr. Doherty also serves as a director of America's Community Bankers which owns through subsidiaries a 50% interest in the Fund's investment advisor and distributor, and as Chairman of Community Bankers Association of New York State.

*JOSEPH R. FICALORA, age 50                                   Term Expires 1999.
     Chairman, President and Chief Executive Officer
     Queens County Bancorp, Inc.

Mr. Ficalora first became a director in 1996. Mr. Ficalora has been Chairman, President and Chief Executive Officer of Queens County Bancorp, Inc. since its inception in July 1993, and has been President of Queens County Savings Bank, its principal subsidiary, since 1989. Mr. Ficalora also serves as Chairman of the Board of the New York Savings Bank Life Insurance Fund, President of the Queens Library Foundation Board, Executive Vice President of Finance and Board member of Queensborough Boy Scouts and Vice President and a member of the Board of the Queens Chamber of Commerce. He also serves on the Board of the following organizations: Queensborough Community College, Queens Museum, Flushing Cemetery and the Community Bankers Association of New York State.

*DAVID FREER, JR., age 57                                     Term Expires 1998.

     President and Treasurer
     Budget Payment Corporation

Mr. Freer first became a director in 1983 and has served as President of the Fund since November of 1990. Mr. Freer had previously served as Vice President of the Fund from 1985 through 1990. Since January 1, 1990, Mr. Freer has served as President, Treasurer and as a director of Budget Payment Corporation, which engages in the business of financing insurance premiums.

MICHAEL J. GAGLIARDI, age 56                                  Term Expires 1999.
     President and Chief Executive Officer
     Ironbound Bank

Mr. Gagliardi first became a director in 1991. Mr. Gagliardi is President, Chief Executive Officer and a director of Ironbound Bank located in Newark, NJ. From January 1992 through February 1993 he served as Chairman, President and Chief Executive Officer of Green Point Savings Bank. From 1989 through 1992, Mr. Gagliardi served as President and Chief Executive Officer, and from 1987 through 1989 he served as Executive Vice President and Chief Financial Officer of Green Point Savings Bank. He also serves as a director of the National Association for the Study of Wilsons Disease.

WILLIAM A. MCKENNA, JR., age 60                               Term Expires 1998.
     Chairman, President and Chief Executive Officer
     Ridgewood Savings Bank

Mr. McKenna first became a director in 1988. Since January 1992, Mr. McKenna has served as Chairman, President and Chief Executive Officer of Ridgewood Savings Bank. From January

---------------

+ This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an affiliated person of the Fund's investment advisor.

* This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

1985 to January 1992, Mr. McKenna served as President and Chief Operating Officer of Ridgewood Savings Bank. Mr. McKenna also serves as a director of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc., each of which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management Co. acts as investment adviser. From September 1993 through February 1995, Mr. McKenna also served as a director of Nationar, which previously acted as the Fund's investment adviser. In addition, Mr. McKenna serves on the board of a number of educational and civic organizations, including St. Joseph's College in Brooklyn, New York, St. Vincent's Services and Wyckoff Heights Medical Center. He also serves as a director of Tablet Publishing Co.

BOARD COMMITTEES

     The Fund has an Executive Committee, composed of Messrs. David Freer, Jr.* (Chairman), Joseph R. Ficalora*, William A. McKenna, Jr. and Ian D. Smith*. Subject to limitations provided by law or the Fund's by-laws, the Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. The Executive Committee did not meet during 1996.

The Fund has a Nominating Committee, composed of Messrs. Ian D. Smith* (Chairman), George J. Kelly and William A. McKenna, Jr., whose function is to recommend nominees for election as directors and officers of the Fund. The Committee holds informal discussions as necessary concerning its activities and met three times during 1996. The Nominating Committee will consider nominees proposed by stockholders. Stockholders who desire to propose a nominee should write to the Secretary of the Fund and furnish adequate biographical data including information concerning the qualifications of the proposed nominee prior to the date specified in this Proxy Statement under the caption "Stockholder Proposals for the 1998 Annual Meeting".

     The Fund has an Audit Committee composed of Messrs. Michael J. Gagliardi (Chairman), Harry P. Doherty and Norman W. Sinclair. The Audit Committee makes recommendations to the full Board of Directors with respect to engagement of independent auditors and reviews with the Fund's independent auditors the scope and results of the annual audit and matters having a material effect upon the Fund's financial statements. The Audit Committee met once during 1996. The Fund does not have a compensation committee.

     During 1996, the Board of Directors met 9 times; each of the directors attended more than 75% of the aggregate number of meetings of the Board and meetings of the Board committees on which they served, except for Mr. Delaney, who attended 6 of 9 meetings.

                         EXECUTIVE OFFICERS OF THE FUND

     The executive officers of the Fund are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Fund are:

                                                                                                OFFICER
              NAME                                        OFFICE                         AGE     SINCE
              ----                                        ------                         ---    -------
David Freer, Jr..................    President                                           57      1984
Joseph R. Ficalora...............    First Vice President                                50      1996
Ian D. Smith.....................    Second Vice President                               72      1994
Rodger D. Shay...................    Vice President and Assistant Secretary              60      1995
Edward E. Sammons, Jr............    Vice President and Secretary                        57      1995
John J. McCabe...................    Vice President                                      53      1995
Mark F. Trautman.................    Vice President                                      31      1995
Jay F. Nusblatt..................    Treasurer                                           35      1995

---------------

* This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

     The principal occupations during the last five years and other business experience for each executive officer of the Fund (other than persons who also serve as directors) are set forth below.

RODGER D. SHAY
     President and Chief Executive Officer
     Shay Assets Management Co.

Mr. Shay has been President, Chief Executive Officer and member of the Managing Board of Shay Assets Management Co. since 1990 and President and Director of Shay Assets Management, Inc., the managing partner of Shay Assets Management Co., the Fund's investment adviser, since 1990. Mr. Shay also has served as President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co., the Fund's distributor, since 1990 and President and Director of Shay Financial Services, Inc., the managing partner of Shay Financial Services Co., since 1990. He serves or has previously served in the following capacities: President and a Director, Asset Management Fund, Inc., a registered investment company; Vice President and Assistant Secretary of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc., each a registered investment company; Director from 1986 to 1991 and President from 1986 to 1992, U.S. League Securities, Inc.; Director from 1985 to 1991, and Executive Vice President from 1989 to 1992, USL Assets Management, Inc. (previously Vice Chairman from 1986 to 1989 and President, including of a predecessor, from 1981 to 1986); Director, First Home Savings Bank, S.L.A. since 1990; President of Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985. He previously was employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

EDWARD E. SAMMONS, JR.
     Executive Vice President
     Shay Assets Management Co.

Mr. Sammons has been Executive Vice President and member of the Managing Board of Shay Assets Management Co. since 1990 and Executive Vice President of Shay Assets Management, Inc., the managing partner of Shay Assets Management Co. since 1990. Mr. Sammons also has served as Executive Vice President and member of the Managing Board of Shay Financial Services Co., the Fund's distributor, since 1990 and Executive Vice President of Shay Financial Services, Inc. since 1990. He serves or has previously served in the following capacities: Vice President, Treasurer and Secretary of Asset Management Fund, Inc., a registered investment company; Vice President and Secretary of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc.; President, USL Assets Management, Inc. from 1986 to 1992 (previously Senior Vice President, including of a predecessor, from 1983 to 1986) and a Director from 1989 to 1991; Executive Vice President from 1990 to 1992 and a Director from 1990 to 1991 of U.S. League Securities, Inc.; Vice President, from 1987 to 1990, Advance America Funds, Inc.; and Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.

JOHN J. MCCABE
     Senior Vice President
     Shay Assets Management Co.

Mr. McCabe has been a Senior Vice President of Shay Assets Management Co. since June 1995. From August 1991 through May 1995, he was Senior Vice President and Chief Investment Officer of Nationar. He also serves as a Vice President of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc. He previously served as Managing Director and Portfolio Manager at Sterling Manhattan Corporation, an investment banking firm, for approximately three years and in various positions at Bankers Trust Company, including Director of Investment Research and Managing Director of the Investment Management Group. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.

MARK F. TRAUTMAN
     Vice President
     Shay Assets Management Co.

Mr. Trautman has been a Vice President of Shay Assets Management Co. since June 1995 and has been Portfolio Manager of the Fund since March 1993. From March 1993 through May 1995, he served as Director of Mutual Funds Investment of Nationar. He also serves as a Vice President and Portfolio Manager for Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc. From January 1992 through March 1993 he served as Senior Equity Analyst for the three funds. From December 1988 through December 1991, Mr. Trautman was a Senior Associate with Sterling Manhattan Corporation. From June 1987 through November 1988, Mr. Trautman held the position of Treasury Analyst at Thomson McKinnon Securities, Inc., a securities brokerage firm.

JAY F. NUSBLATT
     Vice President and Director of Fund Accounting and Administration
     PFPC Inc.

Mr. Nusblatt has been Vice President and Director of Fund Accounting and Administration of PFPC Inc., the Fund's administrator, since March 1993. Mr. Nusblatt also serves as Treasurer of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc. He was previously employed as an Assistant Vice President of Fund/Plan Services, Inc., with responsibility for financial reporting and fund administration from 1989 to 1993.

                     COMPENSATION OF OFFICERS AND DIRECTORS

     The Fund compensated directors for their services as directors in 1996 at the rate of $300 for each monthly Board meeting attended and $600 for each quarterly Board meeting. The Board of Directors met monthly through July 1996 and currently meets quarterly. Effective January 1, 1997, directors will receive an annual retainer of $3,000, payable at the end of each quarter, and an additional $500 for each Board meeting attended. An additional fee of $250 is payable for each meeting of committees of the Board of Directors held on a day other than the day of a meeting of the Board of Directors. No additional fee is paid for telephonic meetings. In 1996 the total director compensation was $28,500. The Fund does not provide officers with any compensation other than the compensation they may receive for service as a director except that the President will receive, effective January 1, 1997, an additional annual retainer of $2,000 in recognition of the additional responsibilities of the President. The Fund does not provide officers and directors directly or indirectly with any pension or retirement benefits for their services to the Fund. The Fund, however, does reimburse directors and officers for their reasonable expenses incurred in attending meetings or otherwise in connection with their attention to the affairs of the Fund. In 1996, the total of such reimbursed expenses was $10,364.

     The following table sets forth the aggregate compensation received by each director of the Fund from the Fund and any other investment company having the same investment adviser for services as a director or officer during 1996. Such compensation does not include reimbursements to the directors for their expenses incurred in connection with their activities as directors.

                               COMPENSATION TABLE

                                                             TOTAL
                                         AGGREGATE        COMPENSATION
                                       COMPENSATION      FROM THE FUND
NAME OF DIRECTOR                       FROM THE FUND    AND FUND COMPLEX
----------------                       -------------    ----------------
Malcolm J. Delaney.................        $2,700           $ 2,700
Harry P. Doherty...................        $2,100           $13,650*
Joseph R. Ficalora.................        $3,000           $ 3,000
David Freer, Jr....................        $3,300           $ 3,300
Michael J. Gagliardi...............        $3,300           $ 3,300
George J. Kelly....................        $3,300           $ 3,300
William A. McKenna, Jr.............        $3,000           $11,150*
Gilbert O. Robert..................        $1,500           $ 1,500
Norman W. Sinclair.................        $3,000           $ 3,000
Ian D. Smith.......................        $3,300           $ 3,300

---------------

 * Includes compensation of $8,150 received by Mr. McKenna as a director and $11,550 received by Mr. Doherty as a director and officer of two other investment companies with the same investment adviser as the Fund.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides information with respect to shares of the Fund beneficially owned by each director and each nominee for election as a director and by all directors, nominees and executive officers as a group as of December 31, 1996. No nominee or continuing director or officer beneficially owns more than 1% of the Fund's outstanding shares. On December 31, 1996, all directors, nominees and officers of the Fund as a group beneficially owned 88,252 shares (approximately 3.4% of the shares outstanding on such date) of the Fund. No person or group is known to the Fund to be the beneficial owner of more than 5% of the Fund's outstanding shares. The table below sets forth the shares owned by the directors of the Fund and the Fund's directors and officers of the Fund as a group as of December 31, 1996, except for Mr. Holland for whom the information is as of March 7, 1997.

                                          NUMBER OF SHARES OF
                                             COMMON STOCK         PERCENT
NAME                                     BENEFICIALLY OWNED(1)    OF CLASS
----                                     ---------------------    --------
DIRECTORS AND NOMINEES
Malcolm J. Delaney...................             2,503(2)          *
Timothy A. Dempsey...................               297             *
Harry P. Doherty.....................             2,021(2)          *
Joseph R. Ficalora...................               598             *
David Freer, Jr......................            18,609(2)(3)       *
Michael J. Gagliardi.................             8,223(2)(4)       *
David F. Holland.....................                32(5)          *
George J. Kelly......................             1,156             *
William A. McKenna, Jr...............            25,425(2)(6)       *
Norman W. Sinclair...................             2,950             *
Ian D. Smith.........................             5,606             *
EXECUTIVE OFFICERS WHO ARE
  NOT ALSO DIRECTORS
Rodger D. Shay.......................             3,244             *
Edward E. Sammons, Jr................             1,168             *
John J. McCabe.......................             8,636             *
Mark F. Trautman.....................             7,783(2)(7)       *
Jay F. Nusblatt......................                 0             *
ALL DIRECTORS, EXECUTIVE OFFICERS AND
  NOMINEES AS A GROUP (16 persons)...            88,252             3.4%

---------------

 *  Less than 1%.

(1) Except as otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Includes shares owned by, or jointly held with, spouses as follows: Mr. Delaney -- 2,503 shares jointly owned with Mrs. Delaney; Mr. Doherty -- 1,755 shares jointly owned with Mrs. Doherty; Mr. Freer -- 5,388 shares jointly owned with Mrs. Freer and 1,843 owned by Mrs. Freer; Mr. Gagliardi -- 842 shares jointly owned with Mrs. Gagliardi; Mr. McKenna -- 19,599 shares jointly owned with Mrs. McKenna; Mr. Shay -- 3,244 shares jointly owned with Mrs. Shay; and Mr. Trautman -- 2,361 shares jointly owned with Mrs. Trautman and 1,532 shares owned by Mrs. Trautman.

(3) Includes 833 shares owned by Double V Enterprises, Inc. which is 100% owned by Mr. Freer.

(4) Includes 475 shares owned and voted by Mr. Gagliardi's son (as to which Mr. Gagliardi disclaims beneficial ownership).

(5) Reflects 32 shares acquired by Mr. Holland on March 7, 1997.

(6) Includes 5,498 shares held by Mr. McKenna as custodian for his children and for which Mr. McKenna has sole voting and investment power and 328 shares owned and voted by Mr. McKenna's children.

(7) Includes 153 shares held by Mr. Trautman as custodian under the Uniform Gifts to Minors Act.

        PROPOSAL 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Subject to approval by the stockholders, the Board of Directors has selected the firm of KPMG Peat Marwick LLP, 1600 Market Street, Philadelphia, Pennsylvania, as the Fund's independent auditors for the fiscal year ending December 31, 1997. KPMG Peat Marwick has served as the auditors of the Fund since 1989.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                             ADDITIONAL INFORMATION

ADDRESS OF INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     The principal offices of the Fund's investment adviser, Shay Assets Management Co., and of its distributor, Shay Financial Services Co., are located at 111 East Wacker Drive, Chicago, Illinois 60601. Shay Assets Management Co. also maintains an office located at 200 Park Avenue, 15th Floor West, New York, New York. The principal office of the Fund's administrator, PFPC Inc., is located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 1996 to any stockholder upon request. Contact the Fund c/o Shay Assets Management Co. at 111 East Wacker Drive, Chicago, Illinois 60601 or call 800-661-3938 to request a copy of the Annual Report.

               STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Any stockholder proposal intended to be presented at the 1998 Annual Meeting of the Fund must be received by the Fund at the offices of its administrator, PFPC, Inc., at P.O. Box 8905, Wilmington, Delaware 19809 on or before December 18, 1997 in order for such proposal to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                                            By Order of the Board of Directors

                                            Edward E. Sammons, Jr.
                                            Edward E. Sammons, Jr.
                                            Secretary

PROXY                         M.S.B. FUND, INC.                            PROXY
           PROXY FOR ANUAL MEETING OF STOCKHOLDERS - APRIL 17, 1997

The undersigned hereby appoints Harry P. Doherty and Michael J. Gagliardi as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of capital stock of M.S.B. Fund, Inc. held of record by the undersigned on February 28, 1997, at the Annual Meeting of Stockholders to be held on April 17, 1997, or any adjournment thereof.

This proxy is solicited on behalf of the Board of Directors. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        NOTE:  Please sign exactly as your name
                                        appears below.  When shares are held by
                                        joint tenants, both should sign.  When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such.  If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer.  If a partnership,
                                        please sign in partnership name by
                                        authorized persons.

                                        _______________________________________
                                        Signature


                                        _______________________________________
                                        Authorized signature if held jointly



                                        Dated __________________________, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  THE DIRECTORS RECOMMEND VOTING "FOR" ALL NOMINEES AND PROPOSALS.

1.  ELECTION OF DIRECTORS -- To withhold Authority to vote for any individual nominee, strike a line through the name below.

FOR ALL NOMINEES           / /    WITHHOLD AUTHORITY           / /      TO VOTE FILL IN BOX COMPLETELY
except as marked to the           to vote for all nominees
contrary below                    listed below

NOMINEES:  Timothy A. Dempsey    David F. Holland     George J. Kelly     Norman W. Sinclair    Ian D. Smith

                                                                                              FOR       AGAINST      ABSTAIN
2.  The ratification of the selection of KPMG Peat Marwick LLP as Independent Auditors.          / /         / /          / /

3.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
